UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2024

SOLARIS OILFIELD INFRASTRUCTURE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38090	81-5223109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9651 Katy Freeway, Suite 300 Houston, Texas 77024
(Address of principal executive offices) (Zip Code)

(281) 501-3070
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	“SOI”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 30, 2024, Solaris Oilfield Infrastructure, LLC (“SOI LLC”), a wholly-owned subsidiary of Solaris Oilfield Infrastructure, Inc. (“SOI” or the “Company”) entered into an agreement whereby SOI LLC loaned Twenty Nine Million Seven Hundred Fifty Thousand Dollars ($29,750,000, the “Loan”) to Mobile Energy Rentals LLC (“MER”) to fund certain progress payments owed to an equipment manufacturer for the purchase of power generation equipment pursuant to previously executed purchase orders (the “AFE Payments”). The funds that are the subject of the Loan were paid directly to the manufacturer by SOI LLC for the benefit of MER.

Pursuant to the Form 8-K filed by the Company on July 10, 2024, the Company has entered into a Contribution Agreement (the “Contribution Agreement”) to purchase all of the issued and outstanding equity interests of MER in exchange for an aggregate:

•	$60,000,000, subject to certain adjustments;

•	$140,000,000 in units of SOI LLC, calculated using the 10-day volume-weighted average price of the shares of Company Class A common stock, par value $0.01 per share, as of the close of business on the trading day immediately preceding signing (which was $8.50), and an equivalent number of shares of Company Class B common stock, par value $0.00 per share, subject to certain adjustments.

Pursuant to the Contribution Agreement, SOI LLC is responsible for reimbursing the principals of MER for the AFE Payments at closing. Assuming closing of the transactions contemplated by the Contribution Agreement, the Loan will be cancelled at closing and netted against payments otherwise due for the AFE Payments.

The Loan is evidenced by a demand note bearing interest at 10% and attached hereto as Exhibit 10.1. The Loan is fully secured by substantially all of the assets of MER. If the Loan is not called, payment would be due on December 6, 2024.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference herein.

Forward Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of present or historical fact included herein, regarding Solaris’ proposed transaction with the equityholders of MER, Solaris’ ability to consummate the transaction, the benefits of the transaction and Solaris’ future financial performance following the transaction, as well as Solaris’ strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Solaris disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Solaris cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Solaris. These risks include, but are not limited to, Solaris’ business strategy, its industry, its future profitability, the various risks and uncertainties associated with the extraordinary market environment and impacts resulting from the volatility in global oil markets and the COVID-19 pandemic, expected capital expenditures and the impact of such expenditures on performance, management changes, current and potential future long-term contracts and Solaris’ future business and financial performance. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Solaris’ expectations and projections can be found in its periodic filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2023. Solaris’ SEC filings are available publicly on the SEC’s website at www.sec.gov.

ADDITIONAL INFORMATION ABOUT THE PROPOSED TRANSACTION AND WHERE TO FIND IT

In connection with the proposed transaction, Solaris will file a proxy statement with the SEC. Additionally, Solaris will file other relevant materials with the SEC in connection with its proposed transaction with the equityholders of MER. The materials to be filed by Solaris with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and security holders of Solaris are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction because they will contain important information about the transaction and the parties to the transaction.

Solaris, MER and their respective directors, executive officers, other members of their management and their employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Solaris stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Solaris’ executive officers and directors in the solicitation by reading the Company’s Definitive Proxy Statement on Schedule 14A for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 4, 2024, and the proxy statement and other relevant materials filed with the SEC in connection with the transaction when they become available. Information concerning the interests of Solaris’ and MER’s participants in the solicitation, which may, in some cases, be different than those of Solaris’ stockholders generally, will be set forth in the proxy statement relating to the transaction when it becomes available.

Item 9.01.

(d) Exhibits

Exhibit No.	Exhibit Description
10.1	Secured Demand Note, dated July 30, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2024

SOLARIS OILFIELD INFRASTRUCTURE, INC.

By:	/s/ Cynthia M. Durrett
Name:	Cynthia M. Durrett
Title:	Chief Administrative Officer

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